PAYMENT OF DEBT, NOTICE OF CONVERSION AND
SUBSCRIPTION FOR SHARES

The Undersigned, is the holder of promissory note or other debt, payables, liabilities or other obligations of Immunotechnology, Inc. (the Company”), a Delaware corporation, (the “Liabilities”) in the aggregate amount of $_______ including principal and interest thereon.

The Undersigned hereby agrees to accept payment in full of the Liabilities by (i) the Company’s payment of _________________Dollars ($______ by way of a check (the “Cash Payment”), and (ii) the issuance of _________ shares of the Company’s common stock (the “Conversion Shares”). The Company anticipates it will effect a 3-for-1 reverse stock split in the future. The number of shares referred to in this document is calculated prior to the reverse stock split. This document shall serve as a subscription for the Conversion Shares. The conversion of the Liabilities, except for the Cash Portion of the Liabilities, into the Conversion Shares is effective on the Effective Date and the Conversion Shares shall be deemed to be issued as of the Effective Date as defined below. The Undersigned acknowledges and agrees to the following:

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The Conversion Shares will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and will not be registered under the Securities Act. The Conversion Shares will be restricted securities as that term is defined in Rule 144 of the Securities Act.

•	The Undersigned is familiar with the business plan and financial position of the Company.

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The Company is an inactive shell corporation, with no operations, limited trading activity, and substantial debt. The Company anticipates that it will complete a reverse merger transaction with Petals Decorative Accents, LLC, a privately held company. Arc is aware the proposed transaction with Petals Decorative Accents, LLC may not be consummated.

•	The Undersigned is familiar with the business plan and financial position of Petals Decorative Accents, LLC.

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The Undersigned is acquiring the Conversion Shares for its own account, and not with a view to, or for sale in connection with, any distribution of such shares, and not with any present intention of selling, offering to sell, or otherwise disposing of the Conversion Shares in any transaction other than a transaction exempt from registration under the Securities Act.

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The Undersigned has such knowledge and experience in financial and business matters that Arc is capable of evaluating the merits and risks of an investment in the Company, and protecting Arc’s own interests in connection with the transaction.

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The Undersigned realizes that the purchase of the Conversion Shares will be a highly speculative investment that involves substantial risk. The Undersigned has carefully considered such risks prior to making a decision to acquire the Conversion Shares. The undersigned is able, without impairing the undersigned’s financial condition, to hold such shares for an indefinite period of time and to suffer a complete loss.

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The Undersigned acknowledges the principal amount of the Liabilities, all accrued interest thereon, and all obligations under the Liabilities, or related to the Liabilities, or any other obligation of the Company to The Undersigned shall be deemed paid in full, and the Liabilities shall be of no further force or effect, and the Company shall have no further obligation to The Undersigned for any matter upon the delivery of the Cash Payment and the delivery of the share certificate evidencing the Conversion Shares.

•	The Undersigned shall immediately deliver the Liabilities to the Company in exchange for certificates evidencing the Conversion Shares.

Effective Date: June __, 2006	By________________________________ Its ________________________________ Address: ___________________________ ___________________________

ACCEPTANCE AND ACKNOWLEDGEMENT

Mark A. Scharmann, president of the Company, and on behalf of the Company,

•	hereby agrees to cause the Company to make the Cash Payment to the above referenced party, as a payment against the outstanding Liabilities balance within ____ days from the date set forth below;

•	hereby accepts the conversion of the balance of the Liabilities into the Conversion Shares;

•	hereby accepts the subscription of above referenced party for such Conversion Shares effective immediately.

•	shall cause certificates for the Conversion Shares to be issued in the name of above referenced party immediately;

•	and will deliver such share certificates to above referenced party upon the Company’s receipt of the Liabilities.

Date: June __, 2006	Immunotechnology, Inc., a Delaware corporation By /s/ Mark A. Scharmann Mark A. Scharmann, President